Exhibit (5)

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CUSTOM PORTFOLIO PLUS VARIABLE ANNUITY

CUSTOM PORTFOLIO PLUS VARIABLE ANNUITY
(FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY)
Issued by: Allstate Life Insurance Company of New York
           Farmingville, New York
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1.      Owner(s)
If the owner is a trust or other non-living entity, it is a surviving owner and will receive any death benefit due regardless of any beneficiaries designated on the contract.

Name _______________________ // M  // F  Birthdate ____/__/____
Address ___________________________ Soc. Sec. No. ___-___-___
                Street
_______________________________________ Phone No. (  ) ___________
City            State           Zip
Name _______________________ // M  // F  Birthdate ____/__/____
Address ___________________________ Soc. Sec. No. ___-___-___
                Street
_______________________________________ Relationship to Other Owner ______
City            State           Zip
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2.      Annuitant
Leave blank if Annuitant is the same as sole Owner, otherwise complete.

Name _______________________ // M  // F  Birthdate ____/__/____
Address ___________________________ Soc. Sec. No. ___-___-___
                Street
_______________________________________
City            State           Zip
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3.      Beneficiary(ies)

Primary Contengent              Name            Relationship to Owner   %
//         //           ____________________    _____________________  ___
//         //           ____________________    _____________________  ___
//         //           ____________________    _____________________  ___
//         //           ____________________    _____________________  ___
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4.      Death Benefit Options

Choose one of the following:

Base Contract + // No Rider; or // Enhanced Death Benefit Rider; or // Income Benefit Rider

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5.      Purchase Payment/Variable Account Plan Options

Initial Purchase Payment $___________
Please allocate the above amount in $ or % (circle one) to the Variable Sub-Accounts specified below:

Total must equal 100%

AIM
// AIM V.I. Balanced Fund - Series 1   ___   // Dreyfus Stock Index Fund      ___  // HSBC VI Growth & Income Fund    ___
// AIM V.I. Capital Appreciation Fund -      // Dreyfus VIF Appreciation
   Series 1                            ___      Portfolio                     ___  OppenheimerFunds
// AIM V.I. Government Securities Fund -     Fidelity                              // Oppenheimer Aggressive Growth
   Series 1                            ___   // Fidelity VIP Contrafund               Fund/VA                         ___
// AIM V.I. Growth Fund - Series 1     ___      Portfolio                     ___  // Oppenheimer Main Street Growth
// AIM V.I. High Yield Fund Series 1   ___   // Fidelity VIP Equity-Income            & Income Fund/VA                ___
// AIM V.I. International Growth Fund -         Portfolio                     ___  // Oppenheimer Strategic Bond
   Series 1                            ___   // Fidelity VIP Growth Portfolio ___     Fund/VA                         ___
// AIM V.I. Premier Equity Fund -            // Fidelity VIP Growth                Wells Fargo
   Series 1                            ___      Opportunities Portfolio       ___  // Wells Fargo VT Asset Allocation
Delaware                                     // Fidelity VIP Overseas                 Fund                            ___
// Delaware VIP Small Cap Value Series ___      Portfolio                     ___  // Wells Fargo VT Equity Income
// Delaware VIP Trend Series           ___   Franklin Templeton                       Fund                            ___
Dreyfus                                      // Templeton Global Asset             // Wells Fargo VT Growth Fund      ___
// The Dreyfus Socially Responsible             Allocation Fund - Class 2     ___  DCA Fixed Account
   Growth Fund, Inc.                   ___   // Templeton Foreign Securities       // 3-6 month DCA                   ___
// Dreyfus Stock Index Fund            ___      Fund - Class 2                ___  // 7-12 month DCA                  ___
// Dreyfus VIF Appreciation Portfolio  ___   HSBC                                  Standard Fixed Accounts
                                             // HSBC VI Cash Management Fund  ___  // 1 Year Guarantee Period         ___
                                             // HSBC VI Fixed Income Fund     ___  // 3 Year Guarantee Period         ___
                                             // HSBC VI Growth & Income Fund  ___  // 5 Year Guarantee Period         ___
                                                                                   // 7 Year Guarantee Period         ___


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6.      Tax Qualified Plan

// Yes  // No   (If Yes, complete the following.)

// Traditional IRA or   // Roth IRA     // SEP  // Other ____________
// Rollover             // Transfer     // Contribution $ ___ Contribution Year ___
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7.      Dollar Cost Averaging Program

// Interest Only Cost Averaging
   On a // Monthly  // Quarterly  // Semi-annual // Annual (Please check the appropriate time frame) basis
// 3 to 6 Month Dollar Cost Averaging Fixed Account
        Money will be transferred in equal monthly installments for ___ months.
// 7 to 12 Month Dollar Cost Averaging Fixed Account
        Money will be transferred in equal monthly installments for ___ months.
// Money Market
        Please transfer $__ from the Money Market Portfolio each month starting __/__/__.

Please allocate the amount to the sub-accounts specified below:

Note: Dollar-Cost Averaging into the Fixed Accounts is not available.

This agreement ends automatically when the account value in the sub-account selected above has been depleted.

Sub-account             % or $          Sub-account             % or $

____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
                                                           Total = 100%

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8.  Automatic Portfolio Rebalancing Program
Please complete a transfer between the Variable Sub-accounts to achieve the ending percent allocation below. Please complete this transfer:

// Monthly  // Quarterly  // Semi-annually    // Annually

Please begin the Rebalancing Program on ___/__/__.

// Keep in effect until notified otherwise.  // Stop the Rebalancing Program on ___/__/___.

Sub-account               %           Sub-account                 %

____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
____________________    ______     ______________________       _______

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9.      Automatic Additions Program

I authorize Allstate Life Insurance Company of New York to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my annuity as an Automatic Addition (Purchase Payment) to the sub-accounts specified below:

The debit amount is $__________.  The debits should begin in _____________.
                                                                (Month)

Debit my (check one)    // Checking Account     // Savings Account
on the (check one)  // 5th day or // 25th day of each (check one) // Month or // Quarter

Financial Institution ______________________________________________
Address ____________________________________________________________
ABA No. ______________________________________ Acct No. ____________

Please allow three business days for the payment to be credited to your annuity.

A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.

// Keep the Automatic Addition Program in effect until notified otherwise. // Stop the Automatic Addition Program on __/__/__.

Sub-account             % or $          Sub-account             % or $

____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
____________________    ______     ______________________       _______
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10.     Systematic Withdrawal Authorization

I hereby authorize Allstate Life Insurance Company of New York to make withdrawals of the amount indicated below. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% federal penalty. The Custom Portfolio Plus Variable Annuity allows up to 15% of purchase payments to be withdrawn each contract year. Withdrawals that exceed 15% may be assessed a withdrawal charge.

Please check frequency:  // Monthly  // Quarterly  // Semi-Annually  // Annually

Start Date:  __/__/__

// Gross partial withdrawal. The check may differ from the requested amount due to applicable charges, adjustments or income tax withholding. Gross Amount:
$________.

// Net partial withdrawal. The check amount will equal the requested amount. The Account Value will be reduced to reflect the amount received, as well as applicable charges, adjustments and income tax withholding. Net Amount: $ ___

Specify percentage or dollar amount to be withdrawn from each sub-account.

     Sub-account              % or $              Sub-account              % or $

_______________________       ______         ______________________        ______
_______________________       ______         ______________________        ______
_______________________       ______         ______________________        ______
_______________________       ______         ______________________        ______

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10a.    Withholding Election (Required)

// I do want to have ___% federal tax withheld. If no percentage is indicated, 10% will be withheld.

// I do not want to have federal income tax withheld. Federal income tax will be withheld unless this box is checked.
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10b.    Direct Deposit

Please deposit the above amount to: (check one) // Checking Account  // Savings Account

Financial Institution _______________________________________
Address _____________________________________________________
ABA No. _____________________________  Acct. No. ____________

Please allow two business days for the payment to be credited to your account.

          A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following:

Payee's Name ________________________ Acct. No.* __________________________
                                                       *If applicable
Address ___________________________________________________________________

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Notice of Withholding

You may elect to have federal income tax withheld from the taxable portion of your distribution by contacting Allstate Life Insurance Company of New York. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject o penalties under the estimated tax rules. You may contact us at any time to change or revoke your election. The withholding rate on withdrawals, which are not distributions from a plan qualified under Internal Revenue Code Sections 401 or 403(b), is 10% of the taxable portion of the withdrawal. Distributions from a plan qualified under Internal Revenue Code
Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

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11.     Special Instructions

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

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12.     Signature(s)

If this application is declined, Allstate Life Insurance Company of New York will have no liability except to return the purchase payment. I understand that annuity values and income payments based on the investment experience of a variable account are variable and are not guaranteed as to dollar amount. I have received the current prospectus for this variable annuity. I have read the above statements and any applicable fraud warning for my state. I represent that the information I have provided is complete and true to the best of my knowledge and belief.

Signed at ______________________________  Date __/__/__
          City           State
Owner(s) Signature(s)___________________________________________
                     ___________________________________________
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12a.  Certification
Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the (IRS) has notified me that I am no longer subject to backup withholding, (3) I am a U.S. person (including U.S. resident alien), and (4) the Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

Owner's Signature:_____________________________ Current Date ____________
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13.  Agent Use Only

Will the annuity applied for replace or change any existing annuity or life insurance?  // Yes  // No

Agent Name (Please print) ___________________________ Phone No. (  ) ___-____
Agent Signature _____________________________________ Soc. Sec. No. ____-____-____
Agent Option [A][B][C][D]

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INSURANCE DEPARTMENT OF THE STATE OF NEW YORK -- APPENDIX 11

DEFINITION OF REPLACEMENT

IN ORDER TO DETERMINE WHETHER YOU ARE REPLACING OR OTHERWISE CHANGING THE STATUS OF EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS, AND IN ORDER TO RECEIVE THE VALUABLE INFORMATION NECESSARY TO MAKE A CAREFUL COMPARISON IF YOU ARE CONTEMPLATING REPLACEMENT, THE AGENT IS REQUIRED TO ASK YOU THE FOLLOWING QUESTIONS AND EXPLAIN ANY ITEMS THAT YOU DO NOT UNDERSTAND.

AS PART OF YOUR PURCHASE OF A NEW LIFE INSURANCE POLICY OR A NEW ANNUITY CONTRACT, HAS EXISTING COVERAGE BEEN, OR IS IT LIKELY TO BE:

(1) LAPSED, SURRENDERED, PARTIALLY SURRENDERED, FORFEITED, ASSIGNED TO THE INSURER REPLACING THE LIFE INSURANCE POLICY OR ANNUITY CONTRACT, OR OTHERWISE TERMINATED?

                                        YES ____  NO ____

(2) CHANGED OR MODIFIED INTO PAID-UP INSURANCE; CONTINUED AS EXTENDED TERM INSURANCE OR UNDER ANOTHER FORM OF NONFORFEITURE BENEFIT; OR OTHERWISE REDUCED IN VALUE BY THE USE OF NONFORFEITURE BENEFITS, DIVIDEND ACCUMULATIONS, DIVIDEND CASH VALUES OR OTHER CASK VALUES?

                                        YES ___   NO ___

(3) CHANGED OR MODIFIED SO AS TO EFFECT A REDUCTION EITHER IN THE AMOUNT OF THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT OR IN THE PERIOD OF TIME THE EXISTING LIFE INSURANCE OR ANNUITY BENEFIT WILL CONTINUE IN FORCE?

                                        YES ___   NO ___

(4) REISSUED WITH A REDUCTION IN AMOUNT SUCH THAT ANY CASH VALUES ARE RELEASED, INCLUDING ALL TRANSACTIONS WHEREIN AN AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE RELEASED ON ONE OR MORE OF THE EXISTING POLICIES?

                                        YES ___   NO ___

(5) ASSIGNED AS COLLATERAL FOR A LOAN OR MADE SUBJECT TO BORROWING OR WITHDRAWAL OR ANY PORTION OF THE LOAN VALUE, INCLUDING ALL TRANSACTIONS WHEREIN ANY AMOUNT OF DIVIDEND ACCUMULATIONS OR PAID-UP ADDITIONS IS TO BE BORROWED OR WITHDRAWN ON ONE OR MORE EXISTING POLICIES?

                                        YES ___   NO ___

(6) CONTINUED WITH A STOPPAGE OF PREMIUM PAYMENTS OR REDUCTION IN THE AMOUNT OF PREMIUM PAID?

                                        YES ___   NO ___

IF YOU HAVE ANSWERED YES TO ANY OF THE ABOVE QUESTIONS, A REPLACEMENT AS DEFINED BY NEW YORK INSURANCE DEPARTMENT REGULATION NO. 60 HAS OCCURRED OR IS LIKELY TO OCCUR AND YOUR AGENT IS REQUIRED TO PROVIDE YOU WITH A COMPLETED DISCLOSURE STATEMENT AND THE IMPORTANT NOTICE REGARDING REPLACEMENT OR CHANGE OF LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS.

Date:_______________________  Signature of Applicant: ____________________

Date:_______________________  Signature of Applicant: ____________________

TO THE BEST OF MY KNOWLEDGE, A REPLACEMENT IS INVOLVED IN THIS TRANSACTION:  YES __ NO __

Date:  _____________________  Signature of Agent: ________________________

Note to agent:  copies must be given to the customer and the company issuing new policy.

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Mailing Address:        Allstate Life Insurance Company of      Sales Support: AFDinc: 1-877-254-0772
                        New York
                        P.O. Box 94038
                        Palatine, Illinois  60094-4038
                                                                Customer Services: 1-800-92-4682

Overnight Address:      Allstate Life Insurance Company of
                        New York
                        300 N. Milwaukee Ave.
                        Vernon Hills, Illinois  60061



Allstate Financial if the marketing name for Allstate Life Insurance Company, its affiliates and subsidiaries. The Custom Portfolio Plus Variable Annuity is a flexible premium deferred variable annuity issued by Allstate Life Insurance Company of New York and underwritten by ALFS, Inc. Both are subsidiary affiliates of Allstate Life Insurance Company, headquartered in Northbrook, Illinois. The Custom Portfolio Plus Variable Annuity is sold through agreements with unaffiliated registered representatives, broker-dealers, and bank employees who are licensed annuity representatives.

Please read the prospectus carefully before you invest or send money.

IMSA
INSURANCE
MARKETPLACE
STANDARDS
ASSOCIATION

MEMBERSHIP
PROMOTES
ETHICAL MARKET
CONDUCT FOR
INDIVIDUAL LIFE
INSURANCE AND
ANNUITIES

FIDA8HSBC  6/02


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